Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of [______], 2022, is by and among Tecnoglass Inc., a Cayman Islands exempted company (“Tecnoglass”), Tecno RE LLC, a Florida limited liability company (“Tecno RE”), GM&P Consulting and Glazing Contractors, Inc, a Florida corporation (“GM&P”), E.S. Windows LLC, a Florida limited liability company (“ESW”), C.I. Energia Solar S.A.S. E.S. Windows, a Colombia simplified stock corporation (“C.I. Energia”) and Tecnoglass S.A.S., a Colombia simplified stock corporation (“Tecnoglass S.A.S.”, and, collectively with Tecnoglass, Tecno RE, GM&P, ESW, and C.I. Energia, the “Borrowers”, and each, individually, a “Borrower”), the Guarantors party hereto, the Lenders party hereto and PNC Bank, National Association, as successor to BBVA USA, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Loan Parties, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of October 30, 2020 (as amended by that certain First Amendment to Credit Agreement, dated as of July 8, 2021, that certain Second Amendment to Credit Agreement, dated as of November 12, 2021, and as further amended, modified or restated from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrowers have requested additional flexibility to declare or make Restricted Payments under Section 7.06(d) of the Credit Agreement; and

WHEREAS, the Administrative Agent and Required Lenders have agreed to allow the Borrowers the flexibility to declare or make Restricted Payments under such section, subject to the terms and conditions herein;

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

Amendment of CREDIT AGREEMENT

1.1 Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

1.2 Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the parties hereto amend the Credit Agreement as follows:

(a) Section 7.06(d) is restated in its entirety, so that as amended it reads as follows:

(d) any other Restricted Payment may be made by any Borrower any of its Subsidiaries so long as (i) no Default shall have occurred and be continuing or would result therefrom and (ii) after giving pro forma effect thereto (including any incurrence and/or repayment of Indebtedness in connection therewith) (x) the Consolidated Fixed Charge Coverage Ratio is not less than the level required by Section 7.16(b) as of the last day of the Fiscal Quarter in which such Restricted Payment is made and (y) the Consolidated Net Leverage Ratio is not greater than the then applicable ratio set forth in Section 7.16(a) (after giving effect to any Leverage Step-Up); provided, however, that the aggregate amount of Restricted Payments pursuant to this clause (d) shall not exceed, for any Fiscal Year, the amount set forth below:

Fiscal Year	Maximum Restricted Payments made pursuant to Section 7.06(d)
2020	$5,100,000
2021	$10,000,000
2022, or any Fiscal Year thereafter	(1) the greater of $10,000,000 and 10% of Consolidated Adjusted EBITDA (for the period of four (4) Fiscal Quarters most recently ended on or prior to the date such Restricted Payment is made) or (2) unlimited amount so long as the Consolidated Net Leverage Ratio is less than or equal to 1.50:1.00 at the time such Restricted Payment is made

ARTICLE 2

CONDITION TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction (or waiver in writing by the Required Lenders and the Administrative Agent) of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Required Lenders, and the Administrative Agent; and

(b) Fees and Expenses. The Administrative Agent shall have received from the Borrowers any fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby; and counsel to the Administrative Agent shall have received from the Borrowers payment of all reasonable and documented outstanding fees and expenses previously incurred and all reasonable and documented fees and expenses incurred in connection with this Amendment.

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ARTICLE 3

MISCELLANEOUS

3.1 Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document to which such Loan Party is party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement or Loan Document applicable to it, (b) that it is responsible for the observance and full performance of its respective Obligations and (c) the amendment herein does not (i) create a course of dealing, (ii) except as expressly set forth herein, constitute an amendment of the Credit Agreement, the other Loan Documents or any Indebtedness described therein, or (iii) constitute an agreement to waive any Default or Event of Default under the Credit Agreement, in each case whether now existing or hereafter arising. This Amendment constitutes a Loan Document for purposes of the Credit Agreement.

3.2 Expenses. The Borrowers agree to pay all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel.

3.3 Entirety. This Amendment embodies the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.4 Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment or any Note by telecopy, e-mail or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

3.5 GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TECNOGLASS INC., as a Borrower and a Guarantor

By: ______________________________
Name: Santiago Giraldo Lopez
Title: Chief Financial Officer

TECNO RE LLC, as a Borrower and a Guarantor

By: ______________________________
Name: Santiago Giraldo Lopez
Title: Authorized Signatory

GM&P CONSULTING AND GLAZING CONTRACTORS, INC, as a Borrower and a Guarantor

By: ______________________________
Name: Santiago Giraldo Lopez
Title: Authorized Signatory

E.S. WINDOWS LLC, as a Borrower and a Guarantor

By: ______________________________
Name: Santiago Giraldo Lopez
Title: Authorized Signatory

C.I. ENERGIA SOLAR S.A.S. E.S. WINDOWS, as a Borrower and a Guarantor

By: ______________________________
Name: Santiago Giraldo Lopez
Title: Representative

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

159842578

TECNOGLASS S.A.S., as a Borrower and a Guarantor

By: ______________________

Name: Santiago Giraldo Lopez
Title: Representative

TECNOGLASS LLC, as a Guarantor

By: ______________________

Name: **Santiago Giraldo Lopez**
Title: Authorized Signatory

ENERGIA SOLAR-ESWINDOWS PARAGUAY S.A., as a Guarantor

By: ______________________

Name: Santiago Giraldo Lopez
Title: Representative

COMPONENTI USA LLC, as a Guarantor

By: ______________________

Name: Santiago Giraldo Lopez
Title: Authorized Signatory

C.I. ENERGIA SOLAR S.A.S. E.S. WINDOWS SUCURSAL BOLIVIA, as a Guarantor

By: ______________________

Name: Santiago Giraldo Lopez
Title: Representative

E.S. WINDOWS CALIFORNIA, LLC, as a Guarantor

By: ______________________

Name: Santiago Giraldo Lopez
Title: Authorized Signatory

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

159842578

ES METALS S.A.S., as a Guarantor

By: ______________________________
Name: Santiago Giraldo Lopez
Title: Representative

ESWINDOWS PERU S.A.C., as a Guarantor

By: ______________________________
Name: Santiago Giraldo Lopez
Title: Representative

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

159842578

PNC BANK, NATIONAL ASSOCIATION, as
Administrative Agent

By: ______________________________
Name: James Cullen
Title: SVP

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

159842578

PNC BANK, NATIONAL ASSOCIATION, as a Lender, the L/C Issuer and Swing Line Lender

By: ______________________
Name: James Cullen
Title: SVP

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

159842578

CITIZENS BANK, N.A., as a Lender

By: ____________________
Name: Marc C. Van Horn
Title: Vice President

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

159842578

CIT BANK, N.A., as a Lender

By: ______________________________

Name: Denise Alvarez

Title: Director

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

159842578

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: ________________________
Name: Jeffrey A. White
Title: Senior Vice President

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

159842578

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH, as a Lender

By: ______________________________
Name: Brian Crowley
Title: Managing Director

By: ______________________________
Name: Luis Ruigomez
Title: Head of Credit Risk International

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

159842578

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By: ______________________
Name: W. Brentsch
Title: VP

By: ______________________
Name: Jared R. Malise
Title: Vice President

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

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ING BANK N.V., DUBLIN BRANCH, as a Lender

By: ______________________________
Name: Cormac Langford
Title: Director

By: ______________________________
Name: Sean Hassett
Title: Director

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

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Confidential

SANTANDER BANK, N.A., as a Lender

By: Alba Silston
Name: Alba Silston
Title: Senior Vice President

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

159842578_2

BANCO DE SABADELL, S.A., MIAMI BRANCH,
as a Lender

By:
Name: Ignacio Alcaraz
Title: Head of Structured Finance Americas

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

MUFG BANK, LTD., as a Lender

By: ______________________
Name: George Stoecklein
Title: Managing Director

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

159842578

AMERANT BANK, N.A., as a Lender

By: ______________________________
Name: Alexis Pascual
Title: SVP

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

159842578

STIFEL BANK & TRUST, as a Lender

By: ______________________
Name: Tim Howard
Title: VP, C&I Lending

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

159842578

BANCO DE CRÉDITO DEL PERÚ, as a Lender

By: ______________________________
Name: Ana María Giraldo Valencia
Title: Apoderado Especial del BCP

TECNOGLASS INC.
THIRD AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

159842578